UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 30, 2024

Commercial Metals Company

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-4304	75-0725338
(Commission File Number)	(IRS Employer Identification No.)

6565 N. MacArthur Blvd. Irving, Texas	75039
(Address of Principal Executive Offices)	(Zip Code)

(214) 689-4300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	CMC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 30, 2024, Commercial Metals Company (the “Company”) entered into the First Amendment to the Sixth Amended and Restated Credit Agreement (the “Amendment”), by and among the Company, certain subsidiaries of the Company as guarantors, Bank of America, N.A., as Administrative Agent (the “Administrative Agent”), Swing Line Lender and an L/C Issuer, and the banks listed as lenders on the signature pages thereto. As previously disclosed, the Sixth Amended and Restated Credit Agreement (the “Credit Agreement”), dated as of October 26, 2022, by and among the Company, CMC International Finance, a société à responsabilité limitée (a wholly owned subsidiary of the Company), the Administrative Agent, Swing Line Lender and an L/C Issuer, Wells Fargo Bank, National Association (“Wells Fargo”), Citibank, N.A. and PNC Bank, National Association as Co-Syndication Agents, the lenders from time to time party thereto, and BofA Securities, Inc., Wells Fargo, PNC Capital Markets LLC and Citibank, N.A. as Joint Lead Arrangers and Joint Book Runners, provided for (i) a revolving credit facility in the aggregate principal amount of $600.0 million (the “Revolving Credit Facility”) and (ii) an October 26, 2027 maturity date for the Revolving Credit Facility.

The Amendment, among other things, extended the maturity date for the Revolving Credit Facility from October 26, 2027 to October 26, 2029.

The foregoing description of the Amendment is a summary only, does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	First Amendment to the Sixth Amended and Restated Credit Agreement, dated October 30, 2024, by and among Commercial Metals Company, certain subsidiaries of Commercial Metals Company as guarantors, the lenders party thereto and Bank of America, N.A., as Administrative Agent

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCIAL METALS COMPANY

Date: October 31, 2024	By:	/s/ Paul J. Lawrence
	Name:	Paul J. Lawrence
	Title:	Senior Vice President and Chief Financial Officer